HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042 HV-6775 – PremierSolutions Cornerstone (Series II)

_____________________________

Supplement dated March 20, 2017 to your Prospectus

1.                                    SHARE CLASS CHANGE

Effective after close of business on March 24, 2017, Class T shares of the following Funds will be renamed Class M.

Fidelity Advisor® Leveraged Company Stock Fund

Fidelity Advisor® Stock Selector All Cap Fund

As a result of the changes, all references to Class T shares for the above referenced Funds in your Prospectus are deleted and replaced with Class M shares.

2.                                    FUND NAME CHANGE

Ivy Global Natural Resources Fund – Class Y

Effective April 3, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

Ivy Global Natural Resources Fund - Class Y	Ivy Natural Resources Fund - Class Y

As a result of the change, all references to the Current Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.